UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2005

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 Lincoln Ave., Altadena, California		91001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-296-6310

Global-Wide Publication Ltd., 22 Larkfield Center, Suite 310, Santa Rosa, CA 95403
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 15, 2005, Global-Wide Publication Ltd. (the "Company") entered into an Agreement and Plan of Merger with ViaSpace Technologies LLC ("VST") (the "Merger Agreement"). Pursuant to the Merger Agreement, on June 22, 2005, the Company issued 226,800,000 shares of Common Stock of the Company in exchange for 100% of the membership units of VST (the "Merger").

The description contained in this Item 2.01 of the terms and conditions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1.

On May 19, 2005, the Company entered into an Acquisition Agreement with Mr. Rino Vultaggio ("Vultaggio"), a former director and officer of the Company, pursuant to which, upon the closing of the Merger, the Company sold 100% of its interest in Marco Polo World News Inc., an entity that produces, publishes and distributes a weekly ethnic language newspaper called Il Marco Polo Italian Weekly Newspaper in exchange for the surrender certificates equal to 2,100,000 shares of Company Common Stock (prior to the 6 to 1 forward stock split of May 20, 2005 and the 5 to 1 forward stock split of June 22, 2005).

The description contained in this Item 2.01 of the terms and conditions of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which was attached to this Report as Exhibit 2.2.

On May 19, 2005, the Company entered into a Share Purchase Agreement Mr. Robert Hoegler ("Hoegler"), a former director and officer of the Company, pursuant to which, upon the closing of the Merger, the Company purchased certificates equal to 2,400,000 shares of Company Common Stock for $24,000.00.

The description contained in this Item 2.01 of the terms and conditions of the Share Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which was attached to this Report as Exhibit 2.3.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On June 22, 2005, Messrs. Grant Miller, Robert Hoegler, and Rino Vultaggio resigned as directors of the Company effective immediately prior to the closing of the Merger.

(b) On June 22, 2005, Messrs. Grant Miller, Robert Hoegler, and Rino Vultaggio resigned as officers of the Company effective immediately prior to the closing of the Merger.

(c) On June 22, 2005 and upon the closing of the Merger, the following individuals were appointed as the sole officers of the Company in the positions indicated: Dr. Carl Kukkonen, Chief Executive Officer and President; Mr. Amjad Abdallat, Vice President; and Mr. Stephen Muzi, Chief Financial Officer, Secretary, and Treasurer.

Prior to founding ViaSpace Technologies LLC, Dr. Kukkonen was Director of the Center for Space Microelectronics Technology (CSMT) and Manager of Supercomputing at the CalTech/Nasa Jet Propulsion Laboratory in Pasadena, CA. At JPL, Dr. Kukkonen managed several technologies and technical teams, including the technical foundation of VIASPACE's operating subsidiaries. Among his major accomplishments, Dr. Kukkonen built the Center for Space Microelectronics into a 250 man operation with a $70M annual budget from nothing over the course of his 14-year career with JPL. Prior to his JPL experience, Dr. Kukkonen was at the Ford Motor Company, where he was Ford's leading expert on hydrogen as an alternative automotive fuel. He also led a team that developed Ford's first turbocharged intercooled direct injection diesel engine. Dr. Kukkonen received a BS in physics from the University of California at Davis. He earned an MS and Ph.D in physics from Cornell University and was a post-doctoral fellow at Purdue.

Mr. Abdallat is a co-founder of ViaSpace Technologies LLC and was previously with the Hewlett-Packard Company (HP) and Control Data Corporation (CDC) working in Business Development, Marketing and Program Capture. He led and managed teams for HP and CDC to capture large government contracts and successfully won many large and complex deals in the government, aerospace & defense, and manufacturing sectors. Mr. Abdallat received his Master's degree in Engineering from the University of Missouri and a BS from the University of California at Berkeley.

Prior to joining ViaSpace Technologies LLC, Mr. Muzi was Corporate Controller of Southwest Water Company, a NASDAQ company with revenues in excess of $100 million. In this position, he was responsible for all SEC reporting requirements as well as Board of Director reporting. He managed their line of credit banking relationships, risk management program, internal audit program, and income tax requirements. He also made presentations to investment brokers and analysts on behalf of the company focusing on outlooks for the future and past financial performance. Prior to Southwest Water Company, Mr. Muzi was a senior auditor with BDO Seidman, a national CPA firm. Mr. Muzi received his BS degree from Rochester Institute of Technology and an MBA from the State University of New York at Buffalo. He is a Certified Public Accountant.

(d) On June 22, 2005 and upon the closing of the Merger, Dr. Carl Kukkonen and Mr. Amjad Abdallat were elected by a majority of the shareholders of the Company as the sole directors of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The registrant shall file the financial statements required by Item 9.01 of Form 8-K by an amendment to this Current Report as soon as practicable, but in no event later than 71 calendar days after the required filing date of this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The registrant shall file the pro forma financial information required by Article 11 of Regulation S-X by an amendment to this Current Report as soon as practicable, but in no event later than 71 calendar days after the required filing date of this Current Report on Form 8-K.

(c) Exhibits

Exhibit No. Description

2.1 Agreement and Plan of Merger Among ViaSpace Technologies LLC, Robert Hoegler and Global-Wide Publication Ltd., dated as of June 15, 2005, incorporated by reference to the Registrant's Form 8-K filed with the SEC on June 20, 2005 as Exhibit 1.1.

2.2 Acquisition Agreement between Global-Wide Publication Ltd. and Rino Vultaggio

2.3 Share Purchase Agreement between Global-Wide Publication Ltd. and Robert Hoegler

99.1 Press Release issued June 21, 2005

99.2 Press Release issued June 22, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

June 22, 2005	By:	Carl Kukkonen

Name: Carl Kukkonen
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

2.2	Acquisition Agreement between Global-Wide Publication Ltd. and Rino Vultaggio
2.3	Share Purchase Agreement between Global-Wide Publication Ltd. and Robert Hoegler
99.1	Press Release issued June 21, 2005
99.2	Press Release issued June 22, 2005